UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 8, 1998



                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)



    Indiana                            1-9250                35-1468632
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

    11825 North Pennsylvania Street
         Carmel, Indiana                                       46032
  --------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (317) 817-6100
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5.   OTHER EVENTS.

         On October 8, 1998, Conseco, Inc. ("Conseco") announced the public offering of 8 million of the 9% Trust Originated Preferred Securities SM ("TOPrS SM") of Conseco Financing Trust VI, a subsidiary trust of Conseco, at $25 per security. Each TOPrS security will pay cumulative cash distributions at the annual rate of 9 percent of the stated $25 liquidation amount per security, payable quarterly commencing December 31, 1998. The TOPrS are fully and unconditionally guaranteed by Conseco.

         The underwriters also exercised an over-allotment option to purchase an additional 1,200,000 TOPrS at $25 per security. Proceeds from the offering of approximately $222 million (after underwriting and other associated costs) will be used to repay indebtedness.


SM - "Trust  Originated   Preferred  Securities"  and "TOPrs" are service  marks
of Merrill Lynch & Co., Inc.












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

ITEM 7(c).   EXHIBITS.


1.1 Underwriting Agreement for Preferred Securities of Conseco Financing Trust VI, dated October 8, 1998.

4.26.1 Fifth Supplemental Indenture, dated as of October 14, 1998, between Conseco, Inc. and State Street Bank and Trust Company, as Trustee.

4.26.2    9% Subordinated Deferrable Interest Debentures due 2028.

4.26.3 Amended and Restated Declaration of Trust of Conseco Financing Trust VI, dated as of October 14, 1998, among Conseco, Inc., as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of Conseco Financing Trust VI.

4.26.4    Global  Certificates for  Preferred Securities of  Conseco   Financing
          Trust VI.

4.26.5 Preferred Securities Guarantee Agreement, dated as of Ocober 14, 1998, between Conseco, Inc. and State Street Bank and Trust Company.

5.1       Opinion of Richards, Layton & Finger, P.A.

8.1 Opinion of Locke Reynolds Boyd & Weisell as to certain federal income taxation matters.

23.1      Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.1).

23.2      Consent of Locke Reynolds Boyd & Weisell (included in Exhibit 8.1).















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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO, INC.


DATE:  October 14, 1998
                                       By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


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